                          ADMINISTRATIVE SERVICES AND
                            TRANSFER AGENCY AGREEMENT

This  Agreement,  made and  entered  into  this 1st day of April,  1987,  by and between  SBL  Fund,  a Kansas  corporation  ("Fund"),  and  Security  Management
Company, a Kansas corporation, ("SMC").

WHEREAS,  the Fund is engaged in business as an open-end  management  investment company registered under the Investment Company Act of 1940; and

WHEREAS,   Security   Management   Company  is   willing   to  provide   general
administrative,  fund  accounting,  transfer  agency,  and  dividend  disbursing services to the Fund under the terms and conditions hereinafter set forth;

NOW,  THEREFORE,  in  consideration  of the premises and mutual  agreements made herein, the parties agree as follows:

  1. EMPLOYMENT OF SECURITY MANAGEMENT COMPANY

     SMC will provide the Fund with  general  administrative,  fund  accounting, transfer agency, and dividend  disbursing  services described and set forth in  Schedule  A  attached  hereto  and  made a part  of this  agreement  by
     reference.   SMC  agrees  to  maintain  sufficient  trained  personnel  and equipment  and supplies to perform  such  services in  conformity  with the current  prospectus  of the Fund and such  other  reasonable  standards  of performance as the Fund may from time to time specify,  and otherwise in an accurate, timely, and efficient manner.

 2.  COMPENSATION

     As consideration  for the services  described in Section I, the Fund agrees to pay SMC a fee as described  and set forth in Schedule B attached  hereto and made a part of this  agreement by reference,  as it may be amended from time to time,  such fee to be  calculated  and  accrued  daily and  payable monthly.

 3.  EXPENSES

     A.   EXPENSES  OF SMC.  SMC  shall  pay  all of the  expenses  incurred  in
          providing  Fund  the  services  and   facilities   described  in  this
          agreement, whether or not such expenses are billed to SMC or the fund, except as otherwise provided herein.

     B.   DIRECT   EXPENSES.   Anything  in  this   agreement  to  the  contrary
          notwithstanding,  the Fund shall pay, or reimburse SMC for the payment of, the following  described expenses of the Fund (hereinafter  called
          "direct  expenses")  whether  or not  billed to the  Fund,  SMC or any related entity:

          1.   Fees and expenses of its  independent  directors and the meetings thereof;

          2.   Fees and costs of investment advisory services;

          3.   Fees  and  costs  of   independent   auditors   and   income  tax
               preparation;

          4.   Fees and costs of outside  legal  counsel  and any legal  counsel directly employed by the Fund or its Board of Directors;

          5.   Custodian and banking services, fees and costs;

          6.   Costs  of   printing   and  mailing   prospectuses   to  existing
               shareholders, proxy statements and other reports to shareholders, where such costs are  incurred  through  the use of  unaffiliated vendors or mail services.

          7.   Fees and costs for the  registration  of its securities  with the
               Securities and Exchange Commission and the jurisdictions in which it qualifies its share for sale,  including the fees and costs of
               registering  and  bonding   brokers,   dealers  and  salesmen  as
               required;

          8.   Dues and expenses  associated  with  membership in the Investment
               Company Institute;

          9.   Expenses of fidelity and liability insurance and bonding covering
               Fund;

         10.   Organizational costs.

 4.  INSURANCE

     The Fund and SMC agree to  procure  and  maintain,  separately  or as joint insureds with themselves,  their directors,  employees,  agents and others, and other investment companies for which SMC acts as investment advisor and transfer agent, a policy or policies of insurance against loss arising from breaches of trust,  errors and  omissions,  and a fidelity bond meeting the requirements of the Investment Company Act of 1940, in the amounts and with such  deductibles  as may be agreed upon from time to time, and to pay such portions of the premiums therefor as amount of the coverage attributable to each party is to the aggregate amount of the coverage for all parties.

 5.  REGISTRATION AND COMPLIANCE

     A.   SMC represents  that as of the date of this agreement it is registered as a  transfer  agent  with the  Securities  and  Exchange  Commission
          ("SEC")  pursuant to Subsection 17A of the Securities and Exchange Act
          of 1934 and the  rules  and  regulations  thereunder,  and  agrees  to maintain said  registration and comply with all of the requirements of said Act, rules and  regulations so long as this agreement  remains in force.

     B.   The Fund  represents  that it is a diversified  management  investment company  registered  with the SEC in  accordance  with the  Investment
          Company  Act of 1940 and the rules  and  regulations  thereunder,  and authorized to sell its shares pursuant to said Act, the Securities Act of 1933 and the rules and regulations thereunder.

 6.  LIABILITIES AND INDEMNIFICATION

     SMC shall be liable  for any actual  losses,  claims,  damages or  expenses
     (including any reasonable  counsel fees and expenses)  resulting from SMC's bad faith, willful  misfeasance,  reckless disregard of its obligations and
     duties,   negligence   or  failure   to   properly   perform   any  of  its
     responsibilities  or duties under this  agreement.  SMC shall not be liable and shall be  indemnified  and held  harmless  by the Fund,  for any claim, demand or action brought against it arising out of, or in connection with:

     A.   Bad faith,  willful  misfeasance,  reckless disregard of its duties or negligence of the Board of Directors of the Fund, or SMC's acting upon any  instructions  properly  executed and  authorized  by the Board of
          Directors of the Fund;

     B.   SMC  acting in  reliance  upon  advice  given by  independent  counsel retained by the Board of Directors of the Fund.

     In the event that SMC  requests  the Fund to  indemnify or hold it harmless hereunder,  SMC  shall  use its  best  efforts  to  inform  the Fund of the relevant facts concerning the matter in question.  SMC shall use reasonable care to identify and promptly  notify the Fund  concerning any matter which presents, or appears likely to present, a claim for indemnification against the Fund.

     The Fund shall have the election of  defending  SMC against any claim which may be the subject of indemnification  hereunder.  In the event the Fund so elects,  it will so  notify  SMC and  thereupon  the Fund  shall  take over defenses of the claim, and (if so requested by the Fund, SMC shall incur no further  legal  or  other  claims  related  thereto  for  which it would be entitled to indemnity  hereunder  provided,  however,  that nothing  herein contained shall prevent SMC from retaining, at its own expense,  counsel to defend any claim.  Except with the Fund's  prior  consent,  SMC shall in no event  confess any claim or make any  compromise in any matter in which the
     Fund will be asked to indemnify or hold SMC harmless hereunder.

          PUNITIVE  DAMAGES.  SMC shall not be liable to the Fund,  or any third party,  for punitive,  exemplary,  indirect,  special or consequential damages  (even  if SMC has been  advised  of the  possibility  of such damages) arising from its obligations and the services  provided under this agreement,  including but not limited to loss of profits, loss of use of the shareholder accounting system, cost of capital and expenses of substitute facilities, programs or services.

          FORCE   MAJEURE.   Anything  in  this   agreement   to  the   contrary
          notwithstanding,  SMC  shall  not  be  liable  for  delays  or  errors occurring by reason of circumstances beyond its control, including but
          not  limited  to  acts  of  civil  or  military  authority,   national
          emergencies,  work stoppages,  fire, flood,  catastrophe,  earthquake, acts of God,  insurrection,  war, riot,  failure of  communication  or interruption.

 7.  DELEGATION OF DUTIES

     SMC may, at its  discretion,  delegate,  assign or  subcontract  any of the duties,  responsibilities  and services governed by this agreement,  to its parent  company,  Security  Benefit Group,  Inc.,  whether or not by formal written agreement.  SMC shall, however,  retain ultimate  responsibility to the  Fund,  and  shall  implement  such  reasonable  procedures  as  may be necessary,  for assuring that any duties,  responsibilities  or services so assigned,  subcontracted  or delegated are performed in conformity with the terms and conditions of this agreement.

 8.  AMENDMENT

     This  agreement and the  schedules  forming a part hereof may be amended at any time, without shareholder  approval, by a writing signed by each of the parties hereto. Any change in the Fund's  registration  statements or other documents of  compliance or in the forms  relating to any plan,  program or service offered by its current  prospectus  which would require a change in
     SMC's obligations hereunder shall be subject to SMC's approval, which shall not be unreasonably withheld.

 9.  TERMINATION

     This  agreement  may be  terminated  by either party without cause upon 120 days' written  notice to the other,  and at any time for cause in the event that such cause remains  unremedied  for more than 30 days after receipt by the other party of written specification of such cause.

     In the  event  Fund  designates  a  successor  to any of SMC's  obligations hereunder,  SMC shall,  at the expense and pursuant to the direction of the
     Fund, transfer to such successor all relevant books, records and other data of Fund in the possession or under the control of SMC.

10.  SEVERABILITY

     If any clause or provision of this  agreement is  determined to be illegal, invalid or unenforceable  under present or future laws effective during the term hereof,  then such clause or  provision  shall be  considered  severed herefrom and the remainder of this  agreement  shall continue in full force and effect.

11.  TERM

     This  agreement  initially  shall become  effective  upon its approval by a majority  vote of the Board of Directors of the Fund,  including a majority vote of the Directors who are not  "interested  persons" of Fund or SMC, as defined in the  Investment  Company Act of 1940,  and shall  continue until terminated pursuant to its provisions.

12.  APPLICABLE LAW

     This  agreement  shall be subject to and construed in  accordance  with the laws of the State of Kansas.

                                       SECURITY MANAGEMENT COMPANY

                                       BY:   Everett S. Gille, President

ATTEST:

Barbara W. Rankin, Secretary

                                       SBL FUND

                                       BY:   Everett S. Gille, President

ATTEST:

Barbara W. Rankin, Secretary

                                   SCHEDULE A

                           ADMINISTRATIVE SERVICES AND
                            TRANSFER AGENCY AGREEMENT

                 Schedule of Administrative and Fund Accounting
                             Facilities and Services

Security   Management   Company   agrees  to  provide  the  Fund  the  following
Administrative facilities and services:

 1.  FUND AND PORTFOLIO ACCOUNTING

     A.   Maintenance of Fund General Ledger and Journal.

     B.   Preparing and recording disbursements for direct fund expenses.

     C.   Preparing daily money transfers.

     D.   Reconciliation of all Fund bank and custodian accounts.

     E.   Assisting Fund independent auditors as appropriate.

     F.   Prepare daily projection of available cash balances.

     G.   Record trading  activity for purposes of determining  net asset values and daily dividend.

     H.   Prepare  daily   portfolio   evaluation   report  to  value  portfolio
          securities and determine daily accrued income.

     I.   Determine the daily net asset value per share.

     J.   Determine the daily, monthly, quarterly, semiannual or annual dividend per share.

     K.   Prepare   monthly,   quarterly,   semiannual   and  annual   financial
          statements.

     L.   Provide  financial  information  for  reports  to the  securities  and
          exchange   commission  in  compliance   with  the  provisions  of  the
          Investment  Company Act of 1940 and the  Securities  Act of 1933,  the
          Internal Revenue Service and other regulatory agencies as required.

     M.   Provide  financial,  yield, net asset value, etc.  information to NASD and other survey and statistical agencies as instructed by the Fund.

     N.   Report  to  the  Audit  Committee  of  the  Board  of  Directors,   if
          applicable.

 2.  LEGAL

     A.   Provide  registration and other  administrative  services necessary to qualify  the  shares  of the  Fund  for  sale in  those  jurisdictions determined  from  time  to  time  by the  Fund's  Board  of  Directors
          (commonly known as "Blue Sky Registration").

     B.   Provide  registration  with and reports to the Securities and Exchange
          Commission in compliance with the provisions of the Investment Company
          Act of 1940 and the Securities Act of 1933.

     C.   Prepare  and  review  Fund  prospectus  and  Statement  of  Additional
          Information.

     D.   Prepare  proxy  statements  and oversee  proxy  tabulation  for annual meetings.

     E.   Prepare Board materials and maintain minutes of Board meetings.

     F.   Draft,  review and maintain  contractual  agreements  between Fund and
          Investment Advisor, Custodian, Distributor and Transfer Agent.

     G.   Oversee   printing   of  proxy   statements,   financial   reports  to
          shareholders, prospectuses and Statements of Additional Information.

     H.   Provide legal advice and oversight regarding shareholder transactions, administrative  services,  compliance with contractual  agreements and the provisions of the 1940 and 1933 Acts.

     (Notwithstanding  the above,  outside counsel for the Funds may provide the services  listed  above as a direct  Fund  expense  or at the option of the
     Funds,  the Funds may employ  their own  counsel  to  perform  any of these services.)

           SCHEDULE OF SHARE TRANSFER AND DIVIDEND DISBURSING SERVICES

Security  Management  Company agrees to provide the Fund the following  transfer agency and dividend disbursing services:

 1.  Maintenance of shareholder accounts, including processing of new accounts.

 2.  Posting  address  changes  and  other  file   maintenance  for  shareholder
     accounts.

 3.  Posting all transactions to the shareholder file, including:

     A.   Direct purchases

     B.   Wire order purchases

     C.   Direct redemptions

     D.   Wire order redemptions

     E.   Draft redemptions

     F.   Direct exchanges

     G.   Transfers

     H.   Certificate issuances

     I.   Certificate deposits

 4.  Monitor fiduciary processing, insuring accuracy and deduction of fees.

 5.  Prepare daily  reconciliations of shareholder  processing to money movement instructions.

 6.  Handle bounced check  collections.  Immediately  liquidate shares purchased
     and  return  to  the  shareholder   the  check  and   confirmation  of  the
     transaction.

 7.  Issuing all checks and stopping and replacing lost checks.

 8.  Draft clearing services.

     A.   Maintenance of signature cards and appropriate corporate resolutions.

     B.   Comparison  of the  signature  on the check to the  signatures  on the signature  card for the purpose of paying the face amount of the check only.

     C.   Receiving  checks  presented for payment and liquidating  shares after verifying account balance.

     D.   Ordering checks in quantity specified by the Fund for the shareholder.

 9.  Mailing   confirmations,   checks  and/or   certificates   resulting   from
     transaction requests to shareholders.

10.  Performing all of the Fund's other mailings, including:

     A.   Dividend and capital gain distributions.

     B.   Semiannual and annual reports.

     C.   1099/year-end shareholder reporting.

     D.   Systematic withdrawal plan payments.

     E.   Daily confirmations.

11.  Answering all service related  telephone  inquiries from  shareholders  and others, including:

     A.   General and policy inquiries (research and resolve problems).

     B.   Fund yield inquiries.

     C.   Taking shareholder processing requests and account maintenance changes by telephone as described above.

     D.   Submit pending requests to correspondence.

     E.   Monitor online statistical performance of unit.

     F.   Develop reports on telephone activity.

12.  Respond to written inquiries (research and resolve problems); including:

     A.   Initiate   shareholder   account   reconciliation    proceeding   when
          appropriate.

     B.   Notify shareholder of bounced investment checks.

     C.   Respond to financial institutions regarding verification of deposit.

     D.   Initiate proceedings regarding lost certificates.

     E.   Respond to complaints and log activities.

     F.   Correspondence control.

13.  Maintaining and retrieving all required past history for  shareholders  and provide research capabilities as follows:

     A.   Daily  monitoring  of  all  processing   activity  to  verify  back-up
          documentation.

     B.   Provide exception reports.

     C.   Microfilming.

     D.   Storage, retrieval and archive.

14.  Prepare materials for annual meetings.

     A.   Address and mail annual proxy and related material.

     B.   Prepare and submit to Fund and affidavit of mailing.

     C.   Furnish  certified list of  shareholders  (hard copy or microfilm) and inspectors of election.

15.  Report and remit as necessary for state escheat requirements.

Approved: Fund ---------------------------------------- SMC  Everette S. Gille

   ---------------------------------------------------------------
   MODEL:                                                SBL FUNDS
   MAINTENANCE FEE......................................     $8.00
   TRANSACTIONS.........................................     $1.00
   DIVIDENDS............................................     $1.00
   ADMINISTRATION FEE...................................   0.00045
     (BASED ON DAILY NET ASSET VALUE)
   ---------------------------------------------------------------

MASTER WORKSHEET        A               B              C              D              E
                  --------------------------------------------------------------------------
1986:
TRANSACTIONS -                82             76             62             71             56
DIVIDENDS -                    1              1              1              1              1
SHAREHOLDER
  ACCTS -                      8              8              6              7              5
AVERAGE
  NET ASSETS -    104,150,857.26  50,141,894.67  36,603,758.20  17,678,037.53  17,393,190.51
INCOME -            2,893,670.06   2,372,681.65   2,258,629.91   2,137,524.29   1,514,339.94
EXPENSES -            670,252.11     301,247.65     227,930.13     121,890.09     113,546.44
SERVICE FEES -         78,494.06      30,063.43      23,589.25      10,053.93       9,232.24

           1986                                         1986
          SERVICE        TRANSFER &                    EXPENSE     EXPENSE
           FEES        ADMINISTRATION     PERCENT       RATIO       RATIO
          ACTUAL           MODEL          INCREASE      ACTUAL      MODEL
         -----------------------------------------------------------------
SBLA     78,494.06       47,014.89        -40.10%       0.644%     0.613%
SBLB     30,063.43       22,704.85        -24.48%       0.601%     0.586%
SBLC     23,589.25       16,582.69        -29.70%       0.623%     0.604%
SBLD     10,053.93        8,083.12        -19.60%       0.690%     0.678%
SBLE      9,232.24        7,923.94        -14.17%       0.653%     0.641%

                      AMENDMENT TO ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

WHEREAS,  SBL  Fund  (hereinafter  referred  to  as  the  "Fund")  and  Security
Management  Company  (hereinafter  referred  to  as  "SMC")  are  parties  to an
Administrative  Services and Transfer Agency Agreement dated April 1, 1987, (the
"Administrative  Services  Agreement") under which SMC agrees to provide general administrative,  fund  accounting,  transfer  agency,  and  dividend  disbursing
services  to  the  Fund  in  return  for  the  compensation   specified  in  the
Administrative Services Agreement; and

WHEREAS,  on May 5, 1989,  the Board of Directors of the Fund voted to amend the
Administrative Services Agreement to provide for payment by the Fund of the fees of all directors;

NOW  THEREFORE,   the  Fund  and  the   Management   Company  hereby  amend  the
Administrative  Services Agreement,  dated April 1, 1987, effective May 5, 1989, as follows:

     Paragraph  3.B.1.  shall  be  deleted  in its  entirety  and the  following paragraph inserted in lieu thereof:

     3.   EXPENSES

          B.   DIRECT EXPENSES

               1.   Fees and expenses of its  directors  (including  the fees of those directors who are deemed to be "interested persons" of the Fund as that term is defined in the  Investment  Company
                    Act of 1940) and the meetings thereof;

IN  WITNESS  WHEREOF,  the  parties  hereto  have  made  this  Amendment  to the
Administrative Services Agreement this 5th day of May, 1989.

                                      SBL FUND

                                By:   MICHAEL J. PROVINES, PRESIDENT

Attest:

Amy J. Lee, Secretary

                                      SECURITY MANAGEMENT COMPANY

                                By:   MICHAEL J. PROVINES, PRESIDENT

Attest:

Amy J. Lee, Secretary

                      AMENDMENT TO ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

WHEREAS,  SBL  Fund  (hereinafter  referred  to  as  the  "Fund")  and  Security
Management  Company  (hereinafter  referred  to  as  "SMC")  are  parties  to an
Administrative  Services and Transfer  Agency  Agreement dated April 1, 1987, as amended May 5, 1989, (the  "Administrative  Services Agreement") under which SMC agrees to provide general administrative,  fund accounting, transfer agency, and dividend  disbursing  services  to the  Fund  in  return  for  the  compensation specified in the Administrative Services Agreement; and

WHEREAS, on July 27, 1990, the Board of Directors of the Fund voted to amend the
Administrative Services Agreement to provide for payment by the Fund of the fees of only those directors who are not "interested persons" of the Fund;

NOW  THEREFORE,  the Fund  and SMC  hereby  amend  the  Administrative  Services
Agreement, dated April 1, 1987, effective July 27, 1990, as follows:

     Paragraph  3.B.1.  shall  be  deleted  in its  entirety  and the  following paragraph inserted in lieu thereof:

     3.   EXPENSES

          B.   DIRECT EXPENSES

               1.   Fees and expenses of its directors (except the fees of those directors who are deemed to be  "interested  persons" of the
                    Fund as that term is defined in the  Investment  Company Act of 1940) and the meetings thereof;

IN  WITNESS  WHEREOF,  the  parties  hereto  have  made  this  Amendment  to the
Administrative Services Agreement this 27th day of July, 1990.

                                      SBL FUND

                                By:   MICHAEL J. PROVINES, PRESIDENT

Attest:

Amy J. Lee, Secretary

                                      SECURITY MANAGEMENT COMPANY

                                By:   MICHAEL J. PROVINES, PRESIDENT

Attest:

Amy J. Lee, Secretary

                      AMENDMENT TO ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

WHEREAS, SBL Fund (the "Fund"), and Security Management Company (the "Management
Company")  are  parties  to  an  Administrative  Services  and  Transfer  Agency
Agreement  dated April 1, 1987,  as amended  (the  "Administrative  Agreement"), under  which  the  Management  Company  provides  general  administrative,  fund accounting,  transfer  agency and  dividend  disbursing  services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS, on February 15, 1991, the Board of Directors of the Fund voted to amend the  Administrative  Agreement  to provide for an  increase in the  compensation payable to the Management Company with respect to Series D of the Fund; and

WHEREAS, on February 15, 1991, the Board of Directors of the Fund authorized the
Fund to offer Series S common stock and approved amendment of the Administrative
Agreement  to  provide  that  the  Management   Company  would  provide  general
administrative,   fund  accounting,  transfer  agency  and  dividend  disbursing services to Series S under the terms and conditions of the Agreement.

NOW,   THEREFORE,   the  Fund  and  the  Management  Company  hereby  amend  the
Administrative  Agreement  dated April 1, 1987, as follows,  effective April 30,
1991:

     1.   Schedule B shall be deleted in its entirety and the attached  Schedule
          B inserted in lieu thereof.

     2.   Paragraph  7 shall  be  deleted  in its  entirety  and  the  following paragraph inserted in lieu thereof:

          DELEGATION OF DUTIES

          SMC may, at its discretion, delegate, assign or subcontract any of the duties,  responsibilities and services governed by this agreement,  to its parent company,  Security Benefit Group,  Inc.,  whether or not by formal written  agreement,  or to any third party,  provided that such arrangement  with a third  party  has been  approved  by the  Board of
          Directors  of  the  Fund.   SMC  shall,   however,   retain   ultimate
          responsibility  to the  Fund,  and  shall  implement  such  reasonable procedures  as  may  be  necessary,  for  assuring  that  any  duties, responsibilities  or services so assigned,  subcontracted or delegated are  performed in  conformity  with the terms and  conditions  of this agreement.

     3.   The  Administrative  Agreement is hereby  amended to cover Series S of the Fund.

IN  WITNESS  WHEREOF,  the  parties  hereto  have  made  this  Amendment  to the
Administrative Agreement this 26th day of April, 1991.

                                 SBL FUND

                                 By:             James R. Schmank
                                     -------------------------------------------
ATTEST:                                  James R. Schmank, Vice President

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary
                                 SECURITY MANAGEMENT COMPANY

                                 By:             James R. Schmank
                                     -------------------------------------------
                                         James R. Schmank, Vice President
ATTEST:

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary

                                    SBL FUND

              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

                                   SCHEDULE B

The following charges apply to all Series of SBL Fund:

Maintenance Fee:               $8.00 per account
Transaction Fee:               $1.00
Dividend Fee:                  $1.00
Annual Administration Fee:     .00045 (based on average daily net asset values)

The following charges apply only to Series D of SBL Fund.

Global Administration Fee: In addition to the above fees, Series D shall pay the greater  of .10  percent  of its  average  net  assets  or  $30,000  in the year beginning  April 30, 1991, and ending April 29, 1992; the greater of .10 percent of its average net assets or $45,000 in the year  beginning  April 30, 1992, and ending April 29, 1993;  and the greater of .10 percent of its average net assets or $60,000 thereafter.  If this Agreement shall terminate befoer the last day of a month,  compensation  for that part of the month this  Agreement  is in effect shall be prorated in a manner  consistent  with the  calculation of the fees set forth above.

                                  AMENDMENT TO
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

WHEREAS, SBL Fund (the "Fund"), and Security Management Company (the "Management
Company")  are  parties  to  an  Administrative  Services  and  Transfer  Agency
Agreement  dated April 1, 1987,  as amended  (the  "Administrative  Agreement"), under  which  the  Management  Company  provides  general  administrative,  fund accounting,  transfer  agency and  dividend  disbursing  services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS,  on July 24, 1992,  the Board of Directors of the Fund  authorized  the
Fund to offer Series J common stock and approved amendment of the Administrative
Agreement  to  provide  that  the  Management   Company  would  provide  general
administrative,  fund  accounting,  transfer  agency,  and  dividend  disbursing services to Series J under the terms and conditions of the Agreement.

NOW, THEREFORE,  the Fund and Management Company hereby amend the Administrative
Agreement dated April 1, 1987,  effective  October 1, 1992, to cover Series J of the Fund.

IN  WITNESS  WHEREOF,  the  parties  hereto  have  made  this  Amendment  to the
Administrative Agreement this 1st day of October, 1992.

                                 SBL FUND

                                 By:             James R. Schmank
                                     -------------------------------------------
ATTEST:                                  James R. Schmank, Vice President

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary
                                 SECURITY MANAGEMENT COMPANY

                                 By:             James R. Schmank
                                     -------------------------------------------
                                       James R. Schmank, Sr. Vice President
ATTEST:

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary

                      AMENDMENT TO ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

WHEREAS, SBL Fund (the "Fund"), and Security Management Company (the "Management
Company")  are  parties  to  an  Administrative  Services  and  Transfer  Agency
Agreement  dated April 1, 1987,  as amended  (the  "Administrative  Agreement"), under  which  the  Management  Company  provides  general  administrative,  fund accounting,  transfer  agency and  dividend  disbursing  services to the Fund in return for the compensation specified in the Administrative Agreement; and

WHEREAS,  on February 3, 1995, the Board of Directors of the Fund authorized the
Fund to offer a new series of common stock,  Series K, and approved amendment of the  Administrative  Agreement  to provide  that the  Management  Company  would provide general administrative,  fund accounting,  transfer agency, and dividend disbursing services to Series K under the terms and conditions of the Agreement.

WHEREAS,  on April 3, 1995,  the Board of Directors of the Fund  authorized  the
Fund to offer three  additional  new series of common stock,  Series M, N and O, and  approved  amendment  of the  Administrative  Agreement  to provide that the
Management  Company  would  provide  general  administrative,  fund  accounting, transfer agency and dividend disbursing services to Series M, N, and O under the terms and conditions of the Agreement.

NOW,   THEREFORE,   the  Fund  and  the  Management  Company  hereby  amend  the
Administrative Agreement dated April 1, 1987, as follows, effective May 1, 1995:

     1.   Schedule B shall be deleted in its entirety and the attached  Schedule
          B inserted in lieu thereof.

     2.   The Administrative Agreement is hereby amended to cover Series K, M, N and O of the Fund.

IN  WITNESS  WHEREOF,  the  parties  hereto  have  made  this  Amendment  to the
Administrative Agreement this 28th day of April, 1995.

                                 SBL FUND

                                 By:             John D. Cleland
                                     -------------------------------------------
ATTEST:                                     John D. Cleland, President

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary
                                 SECURITY MANAGEMENT COMPANY

                                 By:            Jeffrey B. Pantages
                                     -------------------------------------------
                                          Jeffrey B. Pantages, President
ATTEST:

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary

                                    SBL FUND
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT
                                   SCHEDULE B

The following charges apply to all Series of SBL Fund:

Maintenance Fee:             $8.00 per account
Transaction Fee:             $1.00
Dividend Fee:                $1.00
Annual Administration Fee:   .045% (based on average daily net asset values)

The following charges apply only to Series K, M and N of SBL Fund.

Global  Administration  Fee: In addition to the above fees,  each of Series K, M and N shall pay an annual fee equal to the greater of .10 percent of its average net assets or (i) $30,000 in the year ending April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter.

The following charges apply only to Series D of SBL Fund.

Global  Administration Fee. In addition to the above fees, Series D shall pay an annual fee equal to the  greater of .10  percent  of its  average  net assets or
$60,000.

If this Agreement shall terminate  before the last day of a month,  compensation for that part of the month this  Agreement  is in effect  shall be prorated in a manner consistent with the calculation of the fees set forth above.

                      AMENDMENT TO ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

WHEREAS,  SBL  Fund  (hereinafter  referred  to  as  the  "Fund")  and  Security
Management  Company  (hereinafter  referred  to  as  "SMC")  are  parties  to an
Administrative  Services and Transfer  Agency  Agreement dated April 1, 1987, as amended,  (the  "Administrative  Agreement"),  under which SMC provides  general
administrative,   fund  accounting,  transfer  agency  and  dividend  disbursing
services  to  the  Fund  in  return  for  the  compensation   specified  in  the
Administrative Agreement;

WHEREAS,  on February 2, 1996, the Board of Directors of the Fund voted to amend the  Administrative  Agreement  to  provide  for  payment  by the Fund for costs associated with preparing and transmitting  electronic filings to the Securities and Exchange Commission or any other regulating authority;

NOW THEREFORE,  the Fund and SMC hereby amend paragraph 3B of the Administrative
Agreement,  effective  February 2, 1996, by adding the following language at the end of paragraph 3B:

          11.  Costs  associated with the  preparation  and  transmission of any electronic  filings to the Securities and Exchange  Commission or any other regulating authority.

IN  WITNESS  WHEREOF,  the  parties  hereto  have  made  this  Amendment  to the
Administrative Agreement this 2nd day of February, 1996.

                                 SBL FUND

                                 By:   John D. Cleland
                                     -------------------------------------------
ATTEST:                                John D. Cleland, President

Amy J. Lee
--------------------------
Amy J. Lee, Secretary
                                 SECURITY MANAGEMENT COMPANY

                                 By:   Jeffrey B. Pantages
                                     -------------------------------------------
                                       Jeffrey B. Pantages, President
ATTEST:

Amy J. Lee
--------------------------
Amy J. Lee, Secretary

                           AMENDMENT TO ADMINISTRATIVE
                     SERVICES AND TRANSFER AGENCY AGREEMENT

WHEREAS, SBL Fund (the "Fund"), and Security Management Company (the "Management
Company")  are  parties  to  an  Administrative  Services  and  Transfer  Agency
Agreement dated April 1, 1987 (the "Administrative Agreement"),  under which the
Management Company provides general  administrative,  fund accounting,  transfer agency  and  dividend  disbursing  services  to  the  Fund  in  return  for  the compensation specified in the Administrative Agreement;

WHEREAS,  on May 3, 1996, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as Series P, in addition to its  presently  offered  series of common stock of Series A, Series B, Series C,
Series D,  Series E, Series S, Series J, Series K, Series M, Series N and Series
O; and

WHEREAS,  on May 3, 1996,  the Board of Directors  approved the amendment of the
Administrative  Agreement to provide that the  Management  Company would provide
general   administrative,   fund  accounting,   transfer  agency,  and  dividend
disbursing  services  to  Series  P  under  the  terms  and  conditions  of  the
Administrative Agreement;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Management Company hereby amend the Administrative Agreement dated April 1, 1987, as follows,  effective July 1,
1996,

     1.   Schedule B shall be deleted in its entirety and the attached  Schedule
          B inserted in lieu thereof.

     2.   The  Administrative  Agreement is hereby amnended to cover Series P of the Fund.

IN  WITNESS  WHEREOF,  the  parties  hereto  have  made  this  Amendment  to the
Administrative Agreement this 13th day of May, 1996.

                                 SBL FUND

                                 By:             John D. Cleland
                                     -------------------------------------------
ATTEST:                                     John D. Cleland, President

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary
                                 SECURITY MANAGEMENT COMPANY

                                 By:            Jeffrey B. Pantages
                                     -------------------------------------------
                                          Jeffrey B. Pantages, President
ATTEST:

       Amy J. Lee
--------------------------
Amy J. Lee, Secretary

                                    SBL FUND
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT
                                   SCHEDULE B

The following charges apply to all Series of SBL Fund:

Maintenance Fee:        $8.00 per account
Transaction Fee:        $1.00
Dividend Fee:           $1.00
Administration Fee:     .045% (based on daily net asset value)

The following charges apply only to Series K, M and N of SBL Fund.

Global  Administration  Fee: In addition to the above fees,  each of Series K, M and N shall pay an annual fee equal to the greater of .10 percent of its average net assets or (i) $30,000 in the year ending April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter.

The following charges apply only to Series D of SBL Fund.

Global  Administration Fee. In addition to the above fees, Series D shall pay an annual fee equal to the  greater of .10  percent  of its  average  net assets or
$60,000.

If this Agreement shall terminate  before the last day of a month,  compensation for that part of the month this  Agreement  is in effect  shall be prorated in a manner consistent with the calculation of the fees set forth above.

                      AMENDMENT TO ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

WHEREAS,  SBL Fund (the "Fund") and Security Management Company (the "Management
Company")  are  parties  to  an  Administrative  Services  and  Transfer  Agency
Agreement,  dated April 1, 1987,  as amended (the  "Administrative  Agreement"), under  which  the  Management  Company  provides  general  administrative,  fund accounting,  transfer  agency and  dividend  disbursing  services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS, on October 31, 1996, the operations of the Management Company, a Kansas corporation,  will be transferred  to Security  Management  Company,  LLC ("SMC,
LLC"), a Kansas limited liability company; and

WHEREAS,  SMC, LLC desires to assume all rights,  duties and  obligations of the
Management Company under the Administrative Agreement.

NOW  THEREFORE,  in  consideration  of the premises and mutual  agreements  made herein, the parties hereto agree as follows:

1.   The  Administrative  Agreement is hereby amended to substitute SMC, LLC for
     Security Management  Company,  with the same effect as though SMC, LLC were the originally named management company, effective November 1, 1996;

2.   SMC, LLC agrees to assume the rights,  duties and  obligations  of Security
     Management Company pursuant to the terms of the Administrative Agreement.

IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed  this  Amendment  to
Administrative  Services and Transfer Agency Agreement this 1st day of November,
1996.

SBL FUND                                   SECURITY MANAGEMENT COMPANY, LLC

By:   JOHN D. CLELAND                      By:   JAMES R. SCHMANK
   -------------------------------            ----------------------------------
      John D. Cleland, President                 James R. Schmank, President

ATTEST:                                    ATTEST:

AMY J. LEE, SECRETARY                      AMY J. LEE, SECRETARY
----------------------------------         -------------------------------------
Amy J. Lee, Secretary                      Amy J. Lee, Secretary

                                  AMENDMENT TO
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

WHEREAS,  SBL Fund  (the  "Fund")  and  Security  Management  Company,  LLC (the
"Management  Company")  are parties to an  Administrative  Services and Transfer
Agency   Agreement  dated  April  1,  1987,  as  amended  (the   "Administrative
Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS,  on February 7, 1997, the Board of Directors of the Fund authorized the
Fund to offer  its  common  stock in a new  series  designated  as  Series V, in addition to its presently  offered series of common stock of Series A, Series B,
Series C,  Series D, Series E, Series S, Series J, Series K, Series M, Series N,
Series O and Series P; and

WHEREAS,  on February 7, 1997, the Board of Directors  approved the amendment of the  Administrative  Agreement  to provide  that the  Management  Company  would provide general administrative,  fund accounting,  transfer agency, and dividend disbursing  services  to  Series  V  under  the  terms  and  conditions  of  the
Administrative Agreement;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Management Company hereby amend the Administrative Agreement,  dated April 1, 1987, as follows,  effective April
30, 1997:

   1.  Schedule B shall be deleted in its entirety  and the attached  Schedule B inserted in lieu thereof.

   2.  The  Administrative  Agreement is hereby amended to cover Series V of the
       Fund.

IN WITNESS  WHEREOF,  the parties  hereto have  executed  this  Amendment to the
Administrative Agreement this 12th day of March, 1997.

                                        SBL FUND

                                        By:   JOHN D. CLELAND
                                             -----------------------------------
                                             John D. Cleland, President

ATTEST:

AMY J. LEE
----------------------------------
Amy J. Lee, Secretary

                                        SECURITY MANAGEMENT COMPANY, LLC

                                        By:   JAMES R. SCHMANK
                                             -----------------------------------
                                             James R. Schmank, President

ATTEST:

AMY J. LEE
----------------------------------
Amy J. Lee, Secretary

                                    SBL FUND

              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

                                   SCHEDULE B

The following charges apply to all Series of SBL Fund:

Maintenance Fee:              $8.00 per account
Transaction Fee:              $1.00
Dividend Fee:                 $1.00
Annual Administration Fee:    .045% (based on average daily net asset values)

The following charges apply only to Series K, M and N of SBL Fund.

Global  Administration  Fee: In addition to the above fees,  each of Series K, M and N shall pay an annual fee equal to the greater of .10 percent of its average net assets or (i) $30,000 in the year ended April 29, 1996;  (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter.

The following charges apply only to Series D of SBL Fund.

Global  Administration Fee. In addition to the above fees, Series D shall pay an annual fee equal to the  greater of .10  percent  of its  average  net assets or
$60,000.

If this Agreement shall terminate  before the last day of a month,  compensation for that part of the month this  Agreement  is in effect  shall be prorated in a manner consistent with the calculation of the fees set forth above.

                                  AMENDMENT TO
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

WHEREAS,  SBL Fund  (the  "Fund")  and  Security  Management  Company,  LLC (the
"Management  Company")  are parties to an  Administrative  Services and Transfer
Agency   Agreement  dated  April  1,  1987,  as  amended  (the   "Administrative
Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS,  on July 25, 1997,  the Board of Directors of the Fund  authorized  the
Fund to offer  its  common  stock in a new  series  designated  as  Series X, in addition to its presently  offered series of common stock of Series A, Series B,
Series C,  Series D, Series E, Series S, Series J, Series K, Series M, Series N,
Series O, Series P and Series V; and

WHEREAS,  on July 25, 1997, the Board of Directors approved the amendment of the
Administrative  Agreement to provide that the  Management  Company would provide
general   administrative,   fund  accounting,   transfer  agency,  and  dividend
disbursing  services  to  Series  X  under  the  terms  and  conditions  of  the
Administrative Agreement;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Management Company hereby amend the Administrative Agreement, dated April 1, 1987, as follows, effective October
15, 1997:

    1.  Schedule B shall be deleted in its entirety and the attached  Schedule B inserted in lieu thereof.

    2.  The Administrative  Agreement is hereby amended to cover Series X of the
        Fund.

IN WITNESS  WHEREOF,  the parties  hereto have  executed  this  Amendment to the
Administrative Agreement this 15th day of September, 1997.

                                            SBL FUND

                                            By:          JOHN D. CLELAND
                                                 -------------------------------
                                                   John D. Cleland, President

ATTEST:

     AMY J. LEE
---------------------
Amy J. Lee, Secretary

                                            SECURITY MANAGEMENT COMPANY, LLC

                                            By:        JEFFREY B. PANTAGES
                                                 -------------------------------
                                                 Jeffrey B. Pantages, President

ATTEST:

     AMY J. LEE
---------------------
Amy J. Lee, Secretary

                                    SBL FUND
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT
                                   SCHEDULE B

The following charges apply to all Series of SBL Fund:

Maintenance Fee:       $8.00 per account
Transaction Fee:       $1.00
Dividend Fee:          $1.00

Annual  Administration  Fee:  .045% (based on average  daily net asset  values), except  Series X, for which the fee is .09%  (based on  average  daily net asset values)

The following charges apply only to Series K, M and N of SBL Fund.

Global  Administration  Fee: In addition to the above fees,  each of Series K, M and N shall pay an annual fee equal to the greater of .10 percent of its average net assets or (i) $30,000 in the year ended April 29, 1996;  (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter.

The following charges apply only to Series D of SBL Fund.

Global  Administration Fee. In addition to the above fees, Series D shall pay an annual fee equal to the  greater of .10  percent  of its  average  net assets or
$60,000.

If this Agreement shall terminate  before the last day of a month,  compensation for that part of the month this  Agreement  is in effect  shall be prorated in a manner consistent with the calculation of the fees set forth above.

                                    FORM OF
                                  AMENDMENT TO
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

WHEREAS,  SBL Fund  (the  "Fund")  and  Security  Management  Company,  LLC (the
"Management  Company")  are parties to an  Administrative  Services and Transfer
Agency   Agreement  dated  April  1,  1987,  as  amended  (the   "Administrative
Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS,  on November 6, 1998, the Board of Directors of the Fund authorized the
Fund to offer  its  common  stock in a new  series  designated  as  Series I, in addition to its presently  offered series of common stock of Series A, Series B,
Series C,  Series D, Series E, Series S, Series J, Series K, Series M, Series N,
Series O, Series P, Series V and Series X; and

WHEREAS,  on November 6, 1998, the Board of Directors  approved the amendment of the  Administrative  Agreement  to provide  that the  Management  Company  would provide general administrative,  fund accounting,  transfer agency, and dividend disbursing  services  to  Series  I  under  the  terms  and  conditions  of  the
Administrative Agreement;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Management Company hereby amend the Administrative Agreement, dated April 1, 1987, as follows, effective January
28, 1999:

    1. Schedule B shall be deleted in its entirety  and the attached  Schedule B inserted in lieu thereof.

    2. The  Administrative  Agreement is hereby amended to cover Series I of the
       Fund.

IN WITNESS  WHEREOF,  the parties  hereto have  executed  this  Amendment to the
Administrative Agreement this 28th day of January, 1999.

                                        SBL FUND

                                        By:           JOHN D. CLELAND
                                           -------------------------------------
                                                  John D. Cleland, President
ATTEST:

        AMY J. LEE
--------------------------
Amy J. Lee, Secretary
                                        SECURITY MANAGEMENT COMPANY, LLC

                                        By:          JAMES R. SCHMANK
                                           -------------------------------------
                                                James R. Schmank, President
ATTEST:

        AMY J. LEE
---------------------------
Amy J. Lee, Secretary

                                    SBL FUND
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT
                                   SCHEDULE B

The following charges apply to all Series of SBL Fund:

Maintenance Fee:       $8.00 per account
Transaction Fee:       $1.00
Dividend Fee:          $1.00

Annual  Administration  Fee:  .045% (based on average  daily net asset  values), except  Series X, for which the fee is .09%  (based on  average  daily net asset values)

The following charges apply only to Series D, K, M and N of SBL Fund.

Global Administration Fee: In addition to the above fees, each of Series D, K, M and N shall pay an annual fee equal to the greater of .10 percent of its average net assets or $60,000.

The following charges apply only to Series I of SBL Fund.

Global  Administration Fee. In addition to the above fees, Series I shall pay an annual fee equal to the  greater of .10 percent of its average net assets or (i)
$30,000 in the year ended  January  28,  2000;  (ii)  $45,000 in the year ending
January 28, 2001, and (iii) $60,000 thereafter.

If this Agreement shall terminate  before the last day of a month,  compensation for that part of the month this  Agreement  is in effect  shall be prorated in a manner consistent with the calculation of the fees set forth above.

                                  AMENDMENT TO
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

WHEREAS,  SBL Fund  (the  "Fund")  and  Security  Management  Company,  LLC (the
"Management  Company")  are parties to an  Administrative  Services and Transfer
Agency   Agreement  dated  April  1,  1987,  as  amended  (the   "Administrative
Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS, on February 10, 1999, the Board of Directors of the Fund authorized the
Fund to offer its  common  stock in two new  series  designated  as Series H and
Series Y, in addition to its presently  offered series of common stock of Series
A,  Series B, Series C, Series D, Series E, Series I, Series J, Series K, Series
M, Series N, Series O, Series P, Series S, Series V and Series X; and

WHEREAS,  on February 10, 1999, the Board of Directors approved the amendment of the  Administrative  Agreement  to provide  that the  Management  Company  would provide general administrative,  fund accounting,  transfer agency, and dividend disbursing  services to Series H and Series Y under the terms and  conditions of the Administrative Agreement;

NOW, THEREFORE BE IT RESOLVED, that the Fund and Management Company hereby amend the Administrative Agreement,  dated April 1, 1987, as follows,  effective April
30, 1999:

   1.  Schedule B shall be deleted in its entirety  and the attached  Schedule B inserted in lieu thereof.

   2.  The  Administrative  Agreement  is hereby  amended to cover  Series H and
       Series Y of the Fund.

IN WITNESS  WHEREOF,  the parties  hereto have  executed  this  Amendment to the
Administrative Agreement this ______ day of ____________, 1999.

                                            SBL FUND

                                            By:
                                               ---------------------------------
                                               John D. Cleland, President

ATTEST:

--------------------------
Amy J. Lee, Secretary

                                            SECURITY MANAGEMENT COMPANY, LLC

                                            By:
                                               ---------------------------------
                                               James R. Schmank, President

ATTEST:

---------------------------
Amy J. Lee, Secretary

                                    SBL FUND
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT
                                   SCHEDULE B

The following charges apply to all Series of SBL Fund:

Maintenance Fee:           $8.00 per account
Transaction Fee:           $1.00
Dividend Fee:              $1.00

Annual  Administration  Fee: .045% for each Series of SBL Fund (based on average daily net asset  values),  except for Series H,  Series X and Series Y for which the fee is .09% (based on average daily net asset values)

The following charges apply only to Series D, K, M and N of SBL Fund.

Global Administration Fee: In addition to the above fees, each of Series D, K, M and N shall pay an annual fee equal to the greater of .10 percent of its average net assets or $60,000.

The following charges apply only to Series I of SBL Fund.

Global  Administration Fee. In addition to the above fees, Series I shall pay an annual fee equal to the  greater of .10 percent of its average net assets or (i)
$30,000 in the year ended  January  28,  2000;  (ii)  $45,000 in the year ending
January 28, 2001, and (iii) $60,000 thereafter.

If this Agreement shall terminate  before the last day of a month,  compensation for that part of the month this  Agreement  is in effect  shall be prorated in a manner consistent with the calculation of the fees set forth above.

                                    FORM OF
                                  AMENDMENT TO
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

WHEREAS,  SBL Fund  (the  "Fund")  and  Security  Management  Company,  LLC (the
"Management  Company")  are parties to an  Administrative  Services and Transfer
Agency   Agreement  dated  April  1,  1987,  as  amended  (the   "Administrative
Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS,  on February 4, 2000, the Board of Directors of the Fund authorized the
Fund to offer its common stock in five new series designated as Series G, Series
L, Series Q, Series T and Series W; and

WHEREAS,  on February 4, 2000, the Board of Directors  approved the amendment of the  Administrative  Agreement  to provide  that the  Management  Company  would provide general administrative,  fund accounting,  transfer agency, and dividend disbursing services to Series G, Series L, Series Q, Series T and Series W under the terms and conditions of the Administrative Agreement.

NOW, THEREFORE BE IT RESOLVED, that the Fund and Management Company hereby amend the Administrative Agreement,  dated April 1, 1987, as follows, effective May 1,
2000:

   1.  Schedule B shall be deleted in its entirety  and the attached  Schedule B inserted in lieu thereof.

   2.  The Administrative  Agreement is hereby amended to cover Series G, Series
       L, Series Q, Series T and Series W of the Fund.

IN WITNESS  WHEREOF,  the parties  hereto have  executed  this  Amendment to the
Administrative Agreement this 1st day of May, 2000.

                                            SBL FUND

                                            By: JOHN D. CLELAND
                                                --------------------------------
                                                John D. Cleland, President
ATTEST:

AMY J. LEE
--------------------------
Amy J. Lee, Secretary
                                            SECURITY MANAGEMENT COMPANY, LLC

                                            By: JAMES R. SCHMANK
                                                --------------------------------
                                                James R. Schmank, President
ATTEST:

AMY J. LEE
---------------------------
Amy J. Lee, Secretary

                                    SBL FUND
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

                                   SCHEDULE B

A.  The following charges apply to all Series of SBL Fund:

    Maintenance Fee:  $8.00 per account
    Transaction Fee:  $1.00
    Dividend Fee:     $1.00

B.  Administration Fees:

    1.  Annual Administration Fee:

        a.  .045%  for  Series A, B, C, D, E, I, J, K, M, N, O, P, S, T and V of
            SBL Fund (based on average daily net asset values)

        b.  .09% for Series G, H, L, Q, W, X and Y of SBL Fund (based on average daily net asset values)

    Plus

    2.  Global Administration Fee:

        a.  For each of Series D, K, M and N of SBL Fund, an annual fee equal to the greater of .10 percent of its average net assets or $60,000;

        b.  For Series I of SBL Fund,  an annual fee equal to the greater of .10 percent of its  average net assets or (i) $45,000 in the year ending
            January 28, 2001 and $60,000 thereafter;

        c.  For each of Series T of SBL Fund, an annual fee equal to the greater of .10  percent of its average net assets or (i) $30,000 in the year ending  April 30,  2001,  (ii)  $45,000 in the year ending April 30,
            2002 and (iii) $60,000 thereafter.

If this Agreement shall terminate  before the last day of a month,  compensation for that part of the month this  Agreement  is in effect  shall be prorated in a manner consistent with the calculation of the fees set forth above.

                                  AMENDMENT TO
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT

WHEREAS,  SBL Fund  (the  "Fund")  and  Security  Management  Company,  LLC (the
"Management  Company")  are parties to an  Administrative  Services and Transfer
Agency   Agreement  dated  April  1,  1987,  as  amended  (the   "Administrative
Agreement"), under which the Management Company provides general administrative, fund accounting, transfer agency and dividend disbursing services to the Fund in return for the compensation specified in the Administrative Agreement;

WHEREAS,  on May 3,  2002,  the  Board of  Directors  of the Fund  approved  the reorganization  and  liquidation  of  certain  of the Series of the Fund so that
Series K, Global  Strategic  Income  Series was acquired by Series P, High Yield
Series;  Series L, Capital  Growth  Series,  was acquired by Series G, Large Cap
Growth Series;  and Series M, Global Total Return Series, was acquired by Series
D, Global Series effective August 28, 2002; and

WHEREAS,  on May 3, 2002,  the Board of Directors  approved the amendment of the
Administrative  Services and Transfer Agency  Agreement to delete said Series K,
L, and M from the  terms  and  conditions  of the  Administrative  Services  and
Transfer Agency Agreement; and

WHEREAS,  on November 8, 2002, the Board of Directors of the Fund authorized the
Board to issue its common  stock in a new series  designated  as Series Z, Alpha
Opportunity Series, to be effective May 1, 2003; and

WHEREAS,  on November 8, 2002, the Board of Directors  approved the amendment of the  Administrative  Agreement  to provide  that the  Management  Company  would provide general administrative,  fund accounting,  transfer agency, and dividend disbursing services to Series Z, Alpha Opportunity  Series,  under the terms and conditions of the Administrative Agreement.

NOW,  THEREFORE,  IT IS BY THE PARTIES  HERETO  AGREED  that the  Administrative
Agreement is hereby amended, as follows, effective May 1, 2003:

         1.    Schedule  B shall be  deleted in its  entirety  and the  attached
               Schedule B inserted in lieu thereof.

         2.    The Administrative  Agreement is hereby amended to cover Series Z and to delete Series K, L, and M of the Fund.

IN WITNESS  WHEREOF,  the parties  hereto have  executed  this  Amendment to the
Administrative Agreement this 8th day of November, 2002.

                                             SBL FUND

                                             By:      JAMES R. SCHMANK
                                                  ------------------------------
                                                  James R. Schmank, President

ATTEST:

AMY J. LEE
------------------------------
Amy J. Lee, Secretary

                                             SECURITY MANAGEMENT COMPANY, LLC

                                             By:      JAMES R. SCHMANK
                                                  ------------------------------
                                                  James R. Schmank, President

ATTEST:

AMY J. LEE
------------------------------
Amy J. Lee, Secretary

                                    SBL FUND
              ADMINISTRATIVE SERVICES AND TRANSFER AGENCY AGREEMENT
                                   SCHEDULE B

A. The following charges apply to all Series of SBL Fund:

      Maintenance Fee:       $8.00 per account
      Transaction Fee:       $1.00
      Dividend Fee:          $1.00

B. Administration Fees:

      1. Annual Administration Fee:

         a.   .045%  for  Series A, B, C, D, E, I, J, N, O, P, S, T and V of SBL
              Fund (based on average daily net asset values)

         b.   .09% for Series G, H, Q, W, X and Y of SBL Fund  (based on average daily net asset values)

         c.   0.145% for Series Z (based on average daily net asset values)

         Plus

      2. Global Administration Fee:

         a.   For each of Series D and N of SBL Fund, an annual fee equal to the greater of .10 percent of its average net assets or $60,000;

         b.   For Series I of SBL Fund,  an annual  fee equal to the  greater of
              .10 percent of its average net assets or $60,000;

         c.   For each of  Series T of SBL  Fund,  an  annual  fee  equal to the greater of .10 percent of its average net assets or $60,000.

If this Agreement shall terminate  before the last day of a month,  compensation for that part of the month this  Agreement  is in effect  shall be prorated in a manner consistent with the calculation of the fees set forth above.